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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 5, 1999

                       GILMAN & CIOCIA, INC.

                 (Name of small business issuer in its charter)

      Delaware                   000-22996              11-2587324
(State or jurisdiction           Commission             (I.R.S.Employer
  of incorporation or            file                   Identification
    organization)                number                 No.)

475 Northern Boulevard, Great Neck, NY                  11021
(Address of principal executive offices)                (Zip Code)

                                 (516) 482-4860
                (Issuer's Telephone Number, Including Area Code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 5, 1999, Gilman & Ciocia, Inc., a Delaware corporation (the "Company"), consummated the acquisition of all of the issued and outstanding capital stock of Prime Capital Services, Inc., a New York corporation ("PCSI"), and Asset & Financial Planning, Ltd., a New York corporation ("AFPL"), and simultaneously Prime Financial Services, Inc., a Delaware corporation and a newly-formed and wholly-owned subsidiary of the Company ("PFSI"), consummated the acquisition of certain assets of Prime Financial Services, Inc., a New York corporation ("Oldco"), (collectively, the "Acquisition"), pursuant to a Stock and Asset Purchase Agreement (the "Agreement") among the Company, PFSI, Oldco, Michael Ryan ("Ryan"), and Ralph Porpora ("Porpora").

         PCSI is a registered securities broker/dealer and a member of the National Association of Securities Dealers, Inc. The principal assets of PCSI as of April 30, 1998 consisted of $933,124 in commissions receivable; $86,197 in marketable securities, $158,144 due from Oldco, $5,576 in corporate income tax receivable, and $47,667 in loans receivable.

         AFPL provides investment management services. The principal assets of AFPL as of April 30, 1998 consisted of $12,057 in cash, $1,950 in accounts receivable, $9,055 in interest income receivable, and $120,739 in loans to officers.

         PFSI was organized February 17, 1999. PFSI will perform management services for PCSI and AFPL and conduct an insurance brokerage business. The principal assets acquired by PFSI are

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equipment and furniture valued on the balance sheet of Oldco as of November 30,
1998 at $248,583 and advances to registered representatives of PCSI (the "Representative Advances") valued at Closing (hereinafter defined) at $216,367.

         For all the outstanding shares of the common stock of PCSI and PFSI and for the assets acquired by PFSI (except the Representative Advances), the Company delivered at the closing (the "Closing") of the Acquisition 588,506 shares of the common stock of the Company, par value $.01 per share (the "Common Stock"), and placed an additional 147,126 shares of the Common Stock in escrow, or total consideration of 735,632 shares of Common Stock (the "Purchase Shares"). The amount of Purchase Shares may be adjusted downward, if the 1999 adjusted pre-tax profits of PCSI, PFSI, and AFPL fail to meet certain targets set forth in the Purchase Agreement. The Common Stock placed in escrow at Closing shall be released, except to the extent of such adjustment, thirty (30) days after the final determination of such adjustment.

         Within thirty (30) days after the Closing, the Company will deliver 15,372 shares of the Common Stock as consideration for the purchase of the Representative Advances. The consideration for the purchase of the Representative Advances may be reduced to the extent that the Representative Advances are amortized and are found not to be collectible.

         At the Closing, the Company entered into a Noncompetition Agreement with Ryan and Porpora dated April 5, 1999, restricting them from, among other activities, competing with the Company for

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a period of five years from the Closing.

         At the Closing, the Company entered into a Limited Liability Company Interest Option Agreement with Oldco dated April 5, 1999, granting to the Company an option (the "Option") to purchase Oldco's 50% limited liability company interest in Healthvest LLC, a Delaware limited liability company ("Healthvest"), at an exercise price of $1.00 and exercisable any time during a period extending from the Closing to the 5th anniversary of the Closing. Healthvest markets and sells, pursuant to a joint marketing agreement, financial services to certain customers of Oldco, PCSI, Henry Schein, Inc. ("Schein") and Henry Schein Financial Services, Inc. ("Schein Financial") who are in-office healthcare practitioners. Oldco's participation in such joint marketing agreement was assigned to and assumed by PFSI as part of the Acquisition. Schein is a direct marketer of healthcare products and services to office-based healthcare practitioners. Schein is the owner of the 50% limited liability company interest in Healthvest not subject to the Option.

         At the Closing, the Company entered into a Registration Rights Agreement with Oldco, Ryan and Porpora (the "Stockholders") dated April 5, 1999, providing rights to the Stockholders to have their Purchase Shares included in any registration statement covering the sale of the Company's Common Stock. In addition, in the event that the Stockholders are unable within one year after the Closing to register any of the Purchase Shares, the Stockholders may make one demand on the Company to use reasonable commercial efforts to

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register such Purchase Shares.

         The amount of consideration paid by the Company as set forth above was determined by arms-length negotiations between the parties involved.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.
     To be filed by amendment.

(b) Pro-Forma Financial Information.
     To be filed by amendment.

(c) Exhibits.

     Exhibit No.                    Description
     -----------                    -----------
         1                          Stock and Asset Purchase Agreement dated
                                    April 5, 1999, by and among Gilman & Ciocia,
                                    Inc., a Delaware corporation, Prime
                                    Financial Services, Inc., a Delaware
                                    corporation, Prime Financial Services, Inc.,
                                    a New York corporation, Michael Ryan and
                                    Ralph Porpora.

         2                          Non-competition Agreement dated as of April
                                    5, 1999 by and among Gilman & Ciocia, Inc., a Delaware corporation, Prime Financial
                                    Services, Inc., a New York corporation,
                                    Michael Ryan and Ralph Porpora.

         3                          Registration Rights Agreement dated April 5,
                                    1999, by and among Gilman & Ciocia, Inc., a
                                    Delaware corporation, Prime Financial
                                    Services, Inc., a New York corporation,
                                    Michael Ryan and Ralph Porpora.

         4                          Limited Liability Company Interest Option
                                    Agreement dated April 5, 1999, by and
                                    between Gilman & Ciocia, Inc. a Delaware corporation, and Prime Financial Services,
                                    Inc., a New York corporation.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 20, 1999

                              GILMAN & CIOCIA, INC.

                              By:/s/ James Ciocia
                                 ------------------------------------
                                 James Ciocia
                                 President (authorized signatory)

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